Exhibit 99.1

29 th Annual ROTH Conference March 13, 2017 Sucampo Pharmaceuticals, Inc. Corporate Update

Forward Looking Statements This presentation contains "forward - looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward - looking statements may include statements regarding product development, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward - looking statements: the impact of pharmaceutical industry regulation and health care legislation; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the effects of competitive products on Sucampo’s products; and the exposure to litigation and/or regulatory actions. No forward - looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events, or otherwise. Forward - looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 10 - K as filed with the Securities and Exchange Commission on March 8, 2017, as amended, as well as its filings with the Securities and Exchange Commission on Forms 8 - K and 10 - Q since the filing of the Form 10 - K, all of which Sucampo incorporates by reference. 2

Non - GAAP Metrics 3 This presentation contains three financial metrics (Adjusted Net Income, EBITDA and Adjusted EBITDA) that are considered “non - GAAP” financial metrics under applicable Securities and Exchange Commission rules and regulations. These non - GAAP financial metrics should be considered supplemental to and not a substitute for financial information prepared in accordance wit h generally accepted accounting principles. The company’s definition of these non - GAAP metrics may differ from similarly titled metrics used by others. Adjusted Net Income adjusts for specified items that can be highly variable or difficult to predict, and various non - cash items, which includes acquisition related expenses, amortization of intangibles, share compensation expense, restructuring costs, acquisition related acceleration of deferred revenue, legal settlements, amortization of financing costs , a nd the tax impact of these adjustments. EBITDA reflects net income excluding the impact of depreciation, amortization (including amortization impairment), interest expense, interest income and provision for income taxes. Adjusted EBITDA reflects EBITDA and adjusts for specified items that can be highly variable or difficult to predict, and various non - cash items, which includes acquisition related expenses, share compensation expense, acquisition related acceleration of deferred revenue, restructuring costs, and legal settlements. The company views these non - GAAP financial metrics as a means to facilitate management’s financial and operational decision - making, including evaluation of the company’s historical operating results and comparison to competitors’ operating results. These non - GAAP financial metrics reflect an additional way of viewing aspects of the company’s operations that, when viewed with GAAP results may provide a more complete understanding of factors and trends affecting the company’s business. The determination of the amounts that are excluded from these non - GAAP financial metrics is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts. Because non - GAAP financial metrics exclude the effect of items that will increase or decrease the company’s reported results of operations, management strongly encourages investors to review the company’s consolidated financial statements and publicly - filed reports in their entirety.

Investment Highlights 4 • Global biopharmaceutical company with proven track record of successful product development and focus on innovative R&D • Business model supports financial strength with significant EBITDA and cash flow to fuel continued transformation – Sustained revenue growth from AMITIZA ® (lubiprostone): highly differentiated product with broadest label in $5B+ constipation market – Transforming AMITIZA into a durable franchise that the Company will leverage to build a leading biopharmaceuticals company focused on specialty diseases • Business development strategy to bolster growth and diversify – Acquisition of R - Tech Ueno increases revenue and builds scale – Exclusive option to commercialize a Phase 3 program in familial adenomatous polyposis (FAP) with Cancer Prevention Pharmaceuticals • Deep management team with proven ability to transform the Company and create value

Clear Strategy to Methodically Build a Leading Bio/Pharma Company

SUCAMPO
The Science of Innovation

Revenue & Market Value

Secure

- **Focus efforts and strengthen overall capabilities**
  - Team
  - Development capability
- **Secure and grow AMITIZA revenues**
  - Efforts to ensure consistent and sustainable growth
  - Global partnerships
  - Resolution of patent litigation with first filer
- **Optimize investment in current pipeline**
  - Life cycle management (LCM)
  - Prioritize or exit programs to maximize return on investment (ongoing)

Achieved

Advance

- **Execute on pipeline opportunities**
  - File LCM programs for regulatory approvals
- **BD strategy**
  - Additional accretive transactions
  - Late stage development programs to strengthen, accelerate the pipeline
  - 4 transactions in 2016:
    - Cancer Prevention Pharmaceuticals: Ph 3, orphan asset
    - Dr. Reddy's Labs: AMITIZA generic settlement
    - Alsonex: strategic investment
    - Spine BioPharma: asset out-license
- **Address capital structure**
  - Diversify investor base

Today

Transform

- **Launch AMITIZA LCM programs**
- **Potentially launch first in disease FAP oncology product post Phase 3**
- **Sustainable pipeline of drug candidates with near term launch opportunities**
- **Execute more transformative deals**

2017+

5

Constipation Market Overview

SUCAMPO
The Science of Innovation

Significant unmet need in efficacy, safety and patient satisfaction

- U.S. constipation market is large and growing: ~$5B
  - Branded and generic Rx market: $4B / ~50M scripts/year (1)
  - OTC market: $800M / 23M units (30-day supply) / year

Opportunity to convert unsatisfied patients from OTC, generic options

- Majority of prescription and OTC treated patients currently not satisfied with treatment
  - 60%+ of patients on OTCs report ineffective relief of multiple symptoms
  - OTCs not indicated for long term/chronic use
- Only 8% of Rx patients are on novel, branded products
  - Low awareness of chronic Rx options

Strategy: Convert from OTC and Generics to AMITIZA

1) Source: IMS and Wall Street research.

6

AMITIZA: Broadest Label in Constipation Market

SUCAMPO
The Science of Innovation

- **Only product approved for all 3 constipation indications**
  - Chronic Idiopathic Constipation (CIC): ~14% to 16% of adults globally
  - Irritable Bowel Syndrome-Constipation (IBS-C): ~15% of adults globally, 1/3 of which is IBS-C
  - Opioid Induced Constipation (OIC, non-cancer): ~2–4M moderate to severe sufferers in U.S.
- **Differentiated MOA: localized CIC-2 activation with dual action**
  - Increases intestinal fluid secretion
  - Stimulates recovery of mucosal barrier function
- **Key product characteristics**
  - Locally-acting
  - Rapid and predictable onset of action
  - Limited diarrhea and food effect
- **Demonstrated efficacy and tolerability**
  - Most experienced product: 2M patients and 11M+ exposures over 10+ years
  - Well-tolerated product with established safety profile:
    - No black box warning

amitiza®
lubiprostone

7

8 U.S. TRx Scripts (1) 155 853 1,092 1,118 1,122 1,185 1,231 1,288 1,345 1,457 1,488 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 (Thousands) AMITIZA Prescription Growth is Sustained 2016 U.S. TRx YoY growth: 1% • Growth highlights strong and enduring position in the constipation market • Reaffirm expectation of continued mid - to - high single digit global prescription growth 1) Source: IMS and Wall Street research. 2) Data on File Japan Units (Thousands) (2) 23,279 57,867 89,671 127,035 2013 2014 2015 2016

Competitive Overview

SUCAMPO
The Science of Innovation

AMITIZA is Well Positioned for Continued Growth

	Drug	Rx or OTC	Company	Target Indication: CIC	Target Indication: IBS-C	Target Indication: OIC	Commentary
Branded / Patented	amitiza lubiprostone	Rx	Sucampo (Marketed by Takeda)	✓ All adults	✓ Adult women	✓ All adults	• Long history of usage • Well-tolerated product with an established safety profile • No limitation on duration of use
	Linzess (linaclotide) capsules	Rx	Ironwood (Marketed by Actavis)	✓ All adults	✓ All adults	✗	• Black box warning against pediatric use • Often used for the most severe patients • Food restrictions • Convenient dosing
	RELISTOR methylnaltrexone bromide	Rx	Valeant/Progenics – Injection	✗	✗	✓ All adults	• Low market penetration for injection formulation
			Oral	✗	✗	✓ All adults	• Launch September 2016
	movantik naloxegol tablets	Rx	AstraZeneca	✗	✗	✓ All adults	• Limited uptake since launch in March 2015 for OIC • Post marketing safety commitment in place
	All Branded / Patented: 8% of market						
Generic	MiraLAX	OTC	Schering-Plough	✗	✗	✗	• Short-term indications no longer than 2 weeks • Used to treat one-time symptoms but not chronic conditions • Use of laxatives for CIC and IBS-C is not supported by long-term, well-controlled clinical trial data • Emerging concern re: use in children
	Bentyl (Dicylcomine)	Rx	Pantheon & Akorn (Marketed by Axcan)	✗	✗	✗	• Does not relieve constipation • Primarily used to reduce stomach and intestinal cramping that is symptom of IBS
	Other Therapies		Various	✗	✗	✗	• Includes Stool softener with stim (Docusate/ Senna S), PEG preps (Osmi Prep), Irritant-stimulant (Ex-Lax, Dulcolax), Bulk Fiber, Oils and Enemas
	All Generic: 92% of market						

9

Blue - Chip Partnerships Provide Global Growth for AMITIZA 10 Takeda is global commercialization partner (except Japan, China) • Royalty arrangement in North America (18% – 26%) plus 9.5% from product sales • 50% split of annual AMITIZA net sales revenue for North America beginning January 2021 • Revenue from product sales in ROW countries Non - exclusive license beginning more than six years after September 2016 signing date • Profit sharing arrangement for generic lubiprostone sold by Dr. Reddy’s Non - exclusive license beginning January 2021 • 50% gross profit split for generic lubiprostone sold by Par • Revenue from product sales to Mylan in Japan • Development and commercialization partner in China

Recent Deals Have Unlocked Substantial AMITIZA Value 11 • Sucampo’s acquisition of R - Tech Ueno closed on 12/03/2015 • Secured a larger portion of the global economics of AMITIZA and greater control over the manufacturing and supply chain for the product • Settlement agreements with Par Pharmaceutical and Dr. Reddy’s Laboratories provide additional durability to AMITIZA after 2021 – Paragraph IV certification notice letter received on March 2 regarding ANDA submitted to US FDA by Amneal Pharmaceuticals requesting approval to market, sell and use a generic version of 8 mcg and 24 mcg AMITIZA for OIC. Sucampo intends to file patent infringement lawsuit within 45 days of notice date AMITIZA Product royalty revenue represents royalty revenue earned on the net sales of AMITIZA in North America. AMITIZA Produ ct sales revenue represents drug product net sales of AMITIZA in North America, Japan and Europe. ($ in millions) $16 $16 $19 $23 $17 $19 $21 $26 $11 $14 $10 $29 $23 $27 $29 $42 $27 $31 $30 $52 $40 $46 $50 $69 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 1Q'15 2Q'15 3Q'15 4Q'15 1Q'16 2Q'16 3Q'16 4Q'16 AMITIZA Product royalty revenue AMITIZA Product sales revenue AMITIZA Revenue Pre R - Tech Acquisition AMITIZA Revenue Post R - Tech Acquisition

AMITIZA Lifecycle Management

SUCAMPO
The Science of Innovation

Expand AMITIZA Franchise Through New Formulation and New Indication

New Pediatric Functional Constipation (PFC) Indication

- U.S. Prevalence: 18% of pediatric population (13.5M)
- Unmet need: No FDA-approved therapies for PFC (black box warning for linaclotide; prucalopride failed in Phase 4); patients use OTC drugs off-label

Phase 3 program in children 6–17:

- Trend to efficacy observed
- Achieved statistical significance in key secondary endpoints: overall SBM frequency, straining, stool consistency
- Well-tolerated
- Sufficient evidence to warrant moving forward with pediatric program and development of sprinkle formulation – subject to discussions with FDA

FDA feedback

- FDA to review complement of data from AMITIZA phase 3 pediatric program (incl. long-term safety and efficacy data), confirmed aggregate data will be sufficient to submit sNDA for pediatric indication
- Expect to file sNDA in 2H 2017

Phase 3 program in Pediatrics (6 months–5 years)

- Based on FDA feedback, expect to initiate program in 1H 2018

Alternate Sprinkle Formulation

- Alternate formulation for additional adult and pediatric patients who cannot tolerate capsules, or naso-gastric tube fed patients
- ~40% of adults have difficulty swallowing pills
- Phase 3 in adults with CIC to initiate by year-end
- Expect to report results by mid-2017

12

AMITIZA Growth Secured

SUCAMPO
The Science of Innovation

BRAND EXECUTION

- ✓ **Underpenetrated markets with unsatisfied patients**
- ✓ **Physician targeting**
- ✓ **Patient initiatives (e.g., DTCC and $0 copay card)**
- ✓ **Broad access**

PRICE LEVERAGE

- ✓ **Yearly increases**
  - 6% Jan. 2017
- ✓ **Gross-to-net cap for Sucampo**

EXPANDED PARTNERSHIPS

- ✓ **RTU acquisition** increases AMITIZA revenue, captures add'l margin from vertically integrating mfg
- ✓ **Takeda extension**
  - Net sales revenue split
- ✓ **Generic Agreements with Par & Dr. Reddy's**
  - Gross profit split

GEOGRAPHY EXPANSION

- ✓ **Takeda – global partnership**
  - U.S.
  - Canada
  - E.U.
  - ROW
- ✓ **Mylan**
  - Japan
- ✓ **Harbin Gloria**
  - China

LABEL EXPANSION

- ✓ **New Formulation** (2017)
  - Expands market access
- ✓ **Broad pediatric population spanning infants to teens** (2018/19)
- ✓ **OTC Strategy under review**
- ✓ **Significantly Extending runway**

14 Product Pipeline Sucampo Program Option Program Target First Indication Development Stage (s)NDA / MAA Filing Approval GI/Metabolic/ Inflamation AMITIZA CIC2 Pediatric functional constipation (6 - 17 yrs.) P3 2017 2018 Lubiprostone Sprinkle Formulation CIC2 Pediatric functional constipation 6 mos - 5 yrs (1); adult CIC (2) P3 2018(1); 2017 (2) 2019 (1); 2018 (2) CPP - 1X/sulindac combination product Polyamines Familial Adeneomatous Polyposis P3 2018 2019

CPP - 1X/sulindac Combo: Exclusive Option for Phase 3 Asset in FAP 15 • Significant opportunity – Orphan indication in U.S. for familial adenomatous polyposis (FAP) • ~30K cases currently – No approved treatment options – Dire patient need • 100% risk of colon cancer • Progressive removal of colon/rectum – Incremental opportunity of ~$200M – $400M • De - risked – Exclusive Option with Cancer Prevention Pharma for N. America – Strong scientific rationale and Phase 2 proof of concept data in sporadic colon adenoma/FAP – Defined regulatory pathway • Phase 3 Clinical development – Fully enrolled, registration eligible study – 150 - patient, three - arm, double - blind randomized trial of the combination agent and the single agent comparators – Futility analysis 1H 2017 – Expected to conclude in 2018, with potential approval in 2019 • Additional opportunity in sporadic colon adenoma therapy (CAT)

Pipeline Progress: Upcoming Milestones 16 Product Event Expected Timing CPP - 1X/sulindac combination product Phase 3 futility analysis 1H17 AMITIZA File sNDA for PFC (6 – 17 years) 2H17 AMITIZA Top - line data from Phase 3 pivotal alternate formulation in adults AMITIZA File NDA for alternate formulation for adults in the U.S. AMITIZA Initiation of Phase 3 pivotal PFC, incl. extension option (6 months – 5 years) 1H18 CPP - 1X/sulindac combination product Top - line data from Phase 3 pivotal; decision to opt into product licensing 2H18

Strong Financial Performance that Exceeded Guidance for Q4 - 16 and FY16 17 *A reconciliation of adjusted Net Income to GAAP Net Income and adjusted EBITDA to net income, the most directly comparable G AAP financial measure, is included in the Appendix. Balance Sheet End 12/31/16 Change End 12/31/15 Cash, Cash Equivalents and Restricted Cash $198.5M $35.0M $163.5M Notes Payable $290.5M ($38.1M) $252.4M Net Debt $92.0M ($3.1M) $88.9M • At Feb. 28, 2017, cash, cash equivalents and restricted cash were $245 million , and net debt was $55 million Summary of Results Q4 2016 % Increase over Q4 2015 FY 2016 % Increase over 2015 Revenue $73.0M 32% $230.1M 50% Net Income GAAP $15.3M 51% $18.5M (45%) EPS GAAP – Diluted $0.34 49% $0.42 (43%) EBITDA $19.4M (23%) $87.1M 44% Adjusted Net Income* $30.7M 60% $66.2M 52% Adjusted EPS – Diluted* $0.68 58% $1.51 58% Adjusted EBITDA* $42.8M 54% $117.7M 68%

Strong Financial Performance, Continued 18 *One - time $10.0 million milestone in the fourth quarter of 2016 related to the achievement of sales milestone from Mylan related to sales of AMITIZA in Japan. 2014 - 2015 are actual numbers. 2016 and 2017 are Sucampo Management’s guidance. $115 $153 $215 $230 * $115 $153 $220 - 225 $220 - 230 $0 $50 $100 $150 $200 $250 2014A 2015A 2016E 2017E Annual Revenue, Actual and Guidance $37 $70 $110 - 115 $145 - 155 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 2014A 2015A 2016E 2017E Annual Adjusted EBITDA, Actual and Guidance ($ in millions) ($ in millions) 2017 Non - GAAP Guidance Total Revenue: $220M – $230M Adjusted Net Income: $80M to $90M Adjusted Diluted EPS: $1.35 to $1.50 Adjusted EBITDA: $145M to $155M

Proven and Experienced Management Team Management Team with Considerable Experience in Product Development & Commercialization 19 Peter Greenleaf Chief Executive Officer Peter Kiener, D.Phil Chief Scientific Officer Peter Lichtlen, M.D., Ph.D. Chief Medical Officer Matthias Alder Executive Vice President, Business Development & Licensing Steven Caffé, M.D. Senior Vice President, Global PV, Regulatory Affairs & Quality Silvia Taylor Senior Vice President, Investor Relations and Corporate Affairs Andrew Smith Chief Financial Officer Max Donley Executive Vice President of Global Human Resource, IT and Strategy Elissa Cote Senior Vice President, Strategic Business Insights Peter Pfreundschuh Chief Financial Officer (Incoming March 20, 2017) Jones “Woody” Bryan, Ph.D. Senior Vice President, Business Development and Licensing (Incoming March 20, 2017)

Appendix

Reconciliation for Non - GAAP Metrics 21 RECONCILIATION OF GAAP NET LOSS TO NON - GAAP NET INCOME (in thousands, except per share amounts) Three Months Ended Three Months Ended For the Year Ended For the Year Ended December 31, 2016 December 31, 2015 December 31, 2016 December 31, 2015 Adjusted Non - GAAP Net Income: GAAP Net Income 15,283 10,151 18,487 33,371 Non - GAAP Adjustments: Amortization of Acquired Intangibles 6,748 3,732 25,655 3,732 Inventory Step Up Adjustment - 5,645 15,236 5,645 R&D Intangible Asset Impairment - - 7,286 - Restructuring Costs 455 958 2,350 958 Legal Settlement - - - 9,515 - Acquisition Related Expenses - 3,914 2,173 5,135 Amortization of Debt Financing Costs 841 870 3,526 870 Loss on Debt Extinguishment 14,047 - 14,047 - R&D License Option - - 3,000 Acceleration of Deferred Revenue - - 4,079 - - 4,079 Foreign Currency Translation 7,070 123 11,280 178 Tax Effect of Adjustments - 13,762 - 2,119 - 27,313 - 2,119 Total Non - GAAP Adjustments 15,399 9,044 47,725 10,320 Adjusted Non - GAAP Net Income 30,682 19,195 66,212 43,691 Weighted Average Shares - Dilutive Adjusted Non - GAAP Net Income Per Share - Diluted 44,910 44,338 43,749 45,680 GAAP Net Income per Share - Diluted 0.34 0.23 0.42 0.73 Non - GAAP Adjustments 0.34 0.20 1.09 0.23 Adjusted Non - GAAP Net Income per Share - Diluted 0.68 0.43 1.51 0.96

Reconciliation for Non - GAAP Metrics 22 RECONCILIATION OF INCOME FROM OPERATIONS TO ADJUSTED EBITDA (in thousands, except per share amounts) Three Months Ended Three Months Ended For the Year Ended For the Year Ended December 31, 2016 December 31, 2015 December 31, 2016 December 31, 2015 GAAP Net Income 15,283 10,151 18,487 33,371 Adjustments: Taxes - 8,433 - 684 - 4,112 10,304 Interest expense 5,620 6,070 23,761 6,854 Interest Income - 5 - 27 - 72 - 181 Depreciation 217 221 904 623 R&D Intangible Asset Impairment - 7,286 - Amortization of Acquired Intangibles 6,748 3,732 25,655 3,732 Inventory Step Up Adjustment 5,645 15,236 5,645 EBITDA 19,430 25,108 87,145 60,348 Non - GAAP Adjustments: Share Based Compensation Expense 1,838 1,742 7,258 7,349 Restructuring Costs 455 958 2,350 958 Acquisition Related Expenses - 3,914 2,173 5,135 Loss on Debt Extinguishment 14,047 14,047 - R&D License Option 3,000 Legal Settlement - - - 9,515 - Foreign Currency Translation 7,070 123 11,280 178 Acceleration of Deferred Revenue - - 4,079 - 4,079 Total Non - GAAP Adjustments 23,410 2,658 30,593 9,541 Adjusted EBITDA 42,840 27,766 117,738 69,889